Exhibit 99.1

Execution Version

FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

This first Amendment TO CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of February 20, 2020, is by and among by and among Ramaco Resources, Inc., a Delaware corporation, Ramaco Development, LLC, a Delaware limited liability company, RAM Mining, LLC, a Delaware limited liability company, RAMACO Coal Sales, LLC, a Delaware limited liability company, Ramaco Resources, LLC, a Delaware limited liability company and RAMACO Resources Land Holdings, LLC, a Delaware limited liability company (collectively, “Borrower”), the lenders party hereto (collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as the Administrative Agent, Collateral Agent, a Lender, and the Issuer (“Agent”).

BACKGROUND

A.Borrower, the Lenders party thereto and Agent entered into that certain Credit and Security Agreement dated as of November 2, 2018  (as may be amended, modified, extended, or restated from time to time, the “Agreement”), pursuant to which Agent and the Lenders extended certain financing accommodations to Borrower.

B.The parties hereto have agreed to modify the terms and conditions of the Agreement as more fully set forth herein.

C.Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

NOW THEREFORE, in consideration of the terms, conditions and covenants set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, promise and agree as follows:

1. Amendment to Section 1.2 (New Definitions). Section 1.2 of the Agreement is hereby amended by adding the following definitions thereto in proper alphabetical order:

“Credit Insured Accounts” shall mean Eligible Accounts that are insured by third party credit insurance and satisfactory in all respects to the Agent in its Permitted Discretion.

2. Amendment to Section 1.2 (Existing Definitions). Section 1.2 of the Agreement is hereby amended by deleting the following definitions in their entirety and replacing them with the following:

“Applicable Base Rate Margin”  shall mean 1.50%.

“Applicable Letter of Credit Fee Percentage” shall mean 2.00%.

“Applicable Libor Rate Margin” shall mean 2.00%.

“Borrowing Base” shall mean, at any time, the sum of:

(a)the lesser of (i) up to 100% of each Borrower’s Eligible Cash Collateral at such time and (ii) $5,000,000, plus

(b)up to 85% of each Borrower’s Eligible Accounts at such time, plus

(c)the lesser of (i) the product of 85% multiplied by the Net Orderly Liquidation Value multiplied by each Borrower’s Eligible Coal Inventory, valued at the lower of cost or net realizable value, determined on a first in first out (FIFO) basis at such time, and (ii) 55% of the Aggregate Revolving Commitment,  minus

(d)Reserves.

The Agent may, from time to time, in its Permitted Discretion, reduce the advance rates set forth above, adjust Reserves or reduce one or more of the other elements used in computing the Borrowing Base.

“Eligible Accounts” subpart (o):

(o)which, for any Account Debtor, the aggregate amount of Accounts owed from such Account Debtor exceeds 35% (40% for investment grade Account Debtors acceptable to the Agent in its Permitted Discretion) of all Eligible Accounts to the extent of such excess; provided that such limitations shall not apply to Credit Insured Accounts;

“Facility Termination Date” shall mean December 31, 2023, or such other date that this Agreement and the obligations of parties hereto are terminated.

3. Amendment to Section 2.8 (Letters of Credit). Section 2.8 of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

2.8Letters of Credit.  Subject to the terms and conditions hereof, the Issuer shall issue or cause the issuance of letters of credit (“Letters of Credit”) on behalf of the Borrowers; provided, however, that the Issuer will not be required to issue or cause to be issued any Letters of Credit to the extent that the face amount of such Letters of Credit would then cause the Revolving Exposure to exceed the Maximum Borrowing Amount.  The maximum amount of Letters of Credit outstanding shall not exceed $3,000,000 in the aggregate at any time.  All disbursements or payments related to Letters of Credit shall be charged to the Loan Account as a Revolving Loan that is a Base Rate Loan and added to the Obligations.

4. Amendment to Section 4.10 (Inspection of Premises; Appraisals). Section 4.10 of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

4.10Inspection of Premises; Appraisals.  At all times as the Agent reasonably deems necessary, the Agent shall have full access to and the right to audit, check, inspect and make abstracts and copies from each Loan Party’s books, records, audits, correspondence and all other papers relating to the Collateral and the operation of each Loan Party’s business.  The Agent and its agents may enter upon any of each Loan Party’s premises at any time during business hours and at any other reasonable time, and from time to time as the Agent deems necessary or desirable, for the purpose of auditing, inspecting and appraising the Collateral and any and all records pertaining thereto and the operation of such Loan Party’s business.  The Agent shall have the right to conduct such audits, including “Desk Top” appraisals, inspections and appraisals at such times as the Agent deems necessary, in each case, at the Borrowers’ expense; provided that, notwithstanding the foregoing or anything else contained herein to the contrary, the Borrowers shall be required to pay for no more than two (2) field exams and one (1) appraisal per calendar year unless an Event of Default occurs, in which case such limitation shall not apply.

5. Amendment to Section 7.3 (Guarantees). Section 7.3 of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

7.3Guarantees.  Except as set forth Schedule 7.3, become liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to the Agent, any Lender or the Issuer), except (a) the endorsement of checks in the ordinary course of business, (b) guarantees made by a Loan Party with respect to the Obligations of another Loan Party, (c) guarantees incurred by any Loan Party in respect of Indebtedness of any other Loan Party permitted by Section 7.8, and (d) unless an Event of Default has occurred and is continuing, unsecured guarantees of mineral rights leases and royalty agreements if such guarantees contain customary terms and conditions consistent with existing guarantees; provided that, the Borrower Representative shall have provided prior written notice to the Agent of any such guarantees.

6. Fees and Expenses.  To induce Agent to enter into this Amendment, Borrower hereby agrees to pay Agent an extension fee in the amount of $45,000 (the “Extension Fee”), which shall be payable and earned in full upon the execution and delivery of this Amendment.  In addition to the Extension Fee, Borrower shall reimburse Agent for all costs and expenses incurred in connection with this Amendment, including, without limitation, attorneys’ fees.

7. Conditions Precedent.  In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the following conditions precedent (each of such documents and/or actions to be in form and substance acceptable to Agent in its sole discretion):

(a) Execution and delivery of this Amendment by all parties hereto; and
(b) Agent shall have received such other and further documentation as Agent may reasonably deem necessary or appropriate to accomplish the terms set forth herein.

8. Representations and Warranties.  Borrower hereby represents and warrants to Agent that (a) Borrower has the legal power and authority to execute and deliver this Amendment, (b) the officials executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof, (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provisions of or constitute a default under any Material Business Agreement or any other agreement, instrument or document binding upon or enforceable against Borrower, (d) this Amendment constitutes a valid and binding obligation upon Borrower in every respect except as limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar federal or state laws or judicial decisions relating to the rights of creditors, (e) no event or condition which has or could reasonably be expected to have a Material Adverse Effect as to Borrower has occurred from the Closing Date to the date hereof, and (f) no Default or Event of Default is outstanding under the Agreement.

9. Governing Law; Use of Terms Etc.  Except as previously amended or as herein specifically amended, directly or by reference, all of the terms and conditions set forth in the Agreement are confirmed and ratified, and shall remain as originally written.  This Amendment shall be construed in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws.  The Agreement and all other Loan Documents shall remain in full force and effect in all respects as if the unpaid balance of the principal outstanding, together with interest accrued thereon, had originally been payable and secured as provided for therein, as amended from time to time and as modified by this Amendment.  Nothing herein shall affect or impair any rights and powers which Agent may have under the Agreement and any and all related Loan Documents.

10. No Set Offs Etc.  Borrower hereby declares that Borrower has no set offs, counterclaims, defenses or other causes of action against Agent arising out of the Agreement, any Loan Document or any related documents, and to the extent any such set offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

11. Confirmation of Security Interests.  Borrower confirms and agrees that all prior security interests and liens granted to Agent in all existing and future assets of Borrower remain unimpaired and in full force and effect and shall continue to cover and secure all Obligations.  Borrower further confirms and represents that all of the Collateral of Borrower remains free and clear of all liens other than those in favor of Agent or as otherwise permitted in the Agreement.  Nothing contained herein is intended to in any way impair or limit the validity, priority or extent of Agent’s security interest in and liens upon the collateral of Borrower.

12. Obligations Absolute.  Borrower covenants and agrees (a) to pay the balance of any principal, together with all accrued interest, as specified above in connection with any promissory note executed and evidencing any indebtedness incurred in connection with the Agreement, as modified by this Amendment pursuant to the terms set forth therein, and (b) to perform and observe covenants, agreements, stipulations and conditions on its part to be performed hereunder or under the Agreement and all other documents executed in connection herewith or thereof.

13. Release.  Borrower hereby releaseS, waiveS and forever relinquishES all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, including any so-called “lender liability” claims or defenses which IT HAS, may have, or might assert now or in the future against AGENT and/or ITS respective officers, directors, employees, agents, attorneys, accountants, consultants, successors, and assigns (individually, EACH a “Releasee” and collectively, the “Releasees”), directly or indirectly, arising out of, based upon, or in any manner connected with (A) any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, or was taken or permitted prior to the execution of this Amendment with respect to the Obligations, the Agreement, the other

Documents, or the administration thereof, (B) any discussions, commitments, negotiations, conversations, or communications with respect to the Obligations PRIOR TO THE DATE HEREOF or (C) any thing or matter related to any of the foregoing prior to the execution of this Amendment.  The inclusion of this paragraph in this Amendment and the execution of this Amendment by AGENT does not constitute an acknowledgment or admission by AGENT of liability for any matter, or a precedent upon which any liability may be asserted.

14. Non-Waiver.  This Amendment does not obligate Agent to agree to any other modification of the Agreement nor does it constitute a course of conduct or dealing on behalf of Agent or a waiver of any other rights or remedies of Agent.  No omission or delay by Agent in exercising any right or power under the Agreement, this Amendment or any related instruments, agreements or documents will impair such right or power or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified.

15. Incorporation.  This Amendment is incorporated by reference into, and made part of, the Agreement which, except as expressly modified herein, remains in full force and effect in accordance with its terms.

16. No Modification.  No modification of this Amendment or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

17. Headings. The headings of any section or paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.
18. Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

19. Severability.  The provisions of this Amendment are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

20. Counterparts, Electronic Signature.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature by facsimile, email or other electronic method shall have the same force and effect as an original signature hereto.

21. Jury Waiver.    THE PARTIES HERETO hereby waive any and all right to trial by jury in any action or proceeding relating to this AMENDMENT, any of the Loan Documents, any document delivered hereunder or in connection herewith, or any transaction arising from or connected to any of the foregoing.  THE pARTIES represent that this waiver is knowingly, willingly and voluntarily given.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first set forth.

BORROWER:

RAMACO RESOURCES, INC.,
a Delaware corporation

By:
Name: Randall W. Atkins
Title: Executive Chairman

RAMACO DEVELOPMENT, LLC,
a Delaware limited liability company

By:
Name: Randall W. Atkins
Title: Treasurer

RAM MINING, LLC,
a Delaware limited liability company

By:
Name: Randall W. Atkins
Title: Treasurer

RAMACO COAL SALES, LLC,
a Delaware limited liability company

By:
Name: Randall W. Atkins
Title: Treasurer

RAMACO RESOURCES, LLC,
a Delaware limited liability company

By:
Name: Randall W. Atkins
Title: Treasurer

RAMACO RESOURCES LAND HOLDINGS, LLC,
a Delaware limited liability company

By:
Name: Randall W. Atkins
Title: Treasurer

Signature Page to First Amendment to Credit and Security Agreement

AGENT:

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By:
Name: Timothy W. Kenealy
Title: Vice President

Signature Page to First Amendment to Credit and Security Agreement